MAPLE PLAZA
BEVERLY HILLS

February 1, 2005

Mr. Geoffrey P. Talbot
Statmon Technologies Corp
345 North Maple Drive
Suite 120
Beverly Hills, CA 90210

Re: Exhibit B – Memorandum of Lease Commencement

Dear Geoff:

Please find enclosed a fully executed original copy of Exhibit B – Memorandum of Lease Commencement regarding the Lease between Maple Plaza, Ltd. and Statmon Technologies Corp, Suite 120 in the 345 North Maple Drive, Beverly Hills, California Building for your files.

It has been a pleasure working with you. If you have any questions or if I can be of further service, please call me.

Sincerely,

MAPLE PLAZA, LTD.

Terry Tierney

TT:gnl

Enclosure

EXHIBIT B
MEMORANDUM OF LEASE COMMENCEMENT

This Memorandum of Lease Commencement is made as of 1/24/05, by MAPLE PLAZA, LTD., a California limited partnership ("Landlord"), having an office at c/o Realtech Development and Construction Company, 2080 Century Park East, Penthouse, Los Angeles, California and STATMON TECHNOLOGIES CORP, a Nevada corporation ("Tenant") , having an office at 345 North Maple Drive, Suite 120 & 125, Beverly Hills, California. Landlord and Tenant agree to and acknowledge the following matters:

1. Landlord and Tenant have entered into a lease dated as of September 24, 2004 (the "Lease"), covering office space in Suite 120 & 125, located at 345 North Maple Drive, Beverly Hills, California 90210, as more particularly described in the Lease.

2. All terms defined in the Lease shall have the same meaning when used in this Memorandum of Lease Commencement.

3. The Commencement Date of the Lease is February 1, 2005 and the Expiration Date of the Lease is January 31, 2010.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Memorandum of Lease Commencement as of the day and year first above written.

TEANNT:

STATMON TECHNOLOGIES CORP.,
a Nevada corporation

By [signature]
Its CEO

LANDLORD:

MAPLE PLAZA, LTD.,
a California limited partnership

By BHAM, Ltd.,
a California limited partnership,
General Partner

By Housing Affiliates, Inc.,
a California corporation,
General partner

By [signature]
Its CFO